EXHIBT 99.8


[Translated]


Ysabel Solis Padilla
Arquitect
CAP 3689

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Appraisal  Report for  Property  located  at Jiron  Francisco  Bolognesi  Number
191-171, District of Miraflores, Province and Department of Lima



















                                       [ Photo of property in question]


Owner:                     Bruce Grupo Diversion S.A.
Client:                    Bruce Grupo Diversion S.A.
Location:                  Jiron Francisco Bolognesi Number 191-171, District of
                           Miraflores, Province and Department of Lima
Appraisal Date:            June 1, 2004
Commercial Value:          $19,259,737.00  (U.S. Dollars)
Appraiser:                 Arquitect Ysabel Solis Padilla
                           CAP 3689
                           REPEV # 176
                           Certified Appraiser, registered in the S.B. y S.
                           (offical organization) Authorization to practice is current



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(Letterhead of Solis Padilla)
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   APPRAISAL OF PROPERTY LOCATED AT JIRON FRANCISCO BOLOGNESI NUMBER 191-171,
            DISTRICT OF MIRAFLORES, PROVINCE AND DEPARTMENT OF LIMA

1.   GENERAL INFORMATION:
1.1  INSTRUCTIONS RECEIVED AND PURPOSE OF THE APPRAISAL
The object of the appraisal is to determine the commercial market value of the property in accordance with that laid out in the R.G.T.R.M. #370-85-VC-9300. (official registration number) We received instructions from the owners of Bruce Grupo Diversion S.A. to appraise the property owned by Bruce Grupo Diversion S.A., located at Jiron Francisco Bolognesi # 171-191, in Miraflores, for the purpose of determining its commercial value.

1.2  PROPERTY LOCATION
Jiron Francisco Bolognesi # 171-191 in the Miraflores District, Province and Department of Lima.

1.3  DESCRIPTION AND DISTRIBUTION OF PROPERTY
Description: The property in question is comprised of 2 legally inscribed buildings (in separate registries) of 7 and of 14 floors respectively, and which are physically connected and have been conditioned to be used as office space, casino and hotel (Hotel Cinco Estrellas). There are three entrances, the main one on Bolognesi 191, a secondary entrance on Berlin and the third through the parking garage, which they also own.
DISTRIBUTION:
FIRST FLOOR: Main entrance, entrance hall, main access stairs to the second floor and basement, lobby, luggage storage room, hall elevators, reception, bar 1, secondary entrance on Berlin, private entrance, hallway 1 and fire escape (stairs) 1 and fire escape stairs 2, freightlift.
Entering through the hall entrance on the left we have: slot machine parlor 1, men's bathroom (3 sinks, 3 toilets and 3 urinals), women's bathroom (3 sinks and 3 toilets), slots cashier 1, then going more to the left we find a snack bar area with tables and a kitchen snack bar.
Towards the back with access to hallway 1 and parking garage we have: Reception area for personnel, systems chief's office, switchboard office, pump room, private mens bathroom and dressing rooms (3 sinks, 2 urinals, 2 toilets, 3 showers), private womens bathroom and dressing rooms (3 sinks, 2 toilets and 3 showers), election substation.
BASEMENT 1: hall space, Reception area for Sauna, hall elevators, changing rooms, zone for hydromassages and water wells/baths, half bathroom, shower area, dry sauna, steam sauna , relaxation room, bar 4, hallway, 10 massage rooms, 1 storage room, women's hairdresser, pedicure area, 3/4 bathroom, service hall, access stairs to 1st floor, pump room 1, pump room 2, storage 2, storage 3, hall space, freightlift, laundryroom and access to basement 2.


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SUB-BASEMENT:  BOILERROOM AND TANKS.
SECOND FLOOR: hall space, access stairs to 3rd floor, floor to the left, large casino area, bar 2, men's bathroom (3 sinks, 2 urinals, 2 toilets), women's room (2 sinks and 4 toilets), bar 3, freight elevator, fire escape stairs 1, fire escape stairs 2, Casino Cashier 2 and Slots parlor 2.
To the left entering through the casino we have a vestibule-hall area, access stairs 3 to the 3rd floor, hall space 1, half bathroom, dealers lounge, cleaning storage room, women dealers' bathroom ( 3 sinks, 2 toilets, 2 showers), men dealer's bathroom (2 sinks, 2 urinals, 2 toilets and 2 showers), office of casino management with 1/2 bath, elevator 2, cleaning storeroom and casino video room.
THIRD FLOOR: hall reception area, bar 5, "western dining" dining room, "oriental dining" dining room, hall bathrooms, mens (3 sinks, 2 urinals, 3 toilets), women's bathroom (3 sinks, 3 toilets), Tables parlor 2, hall area, women's bathroom (2 sinks, 1 toilet), men's bathroom (2 sinks, 2 urinals, 2 toilets), storage, private Karaoke room 1, private Karaoke room 2, oriental food bar/area, pastry/dessert area, dishwashing area, service hallways, private dining room, mens dressing/bathrooms (2 urinals, 2 toiilets), half bath, chef's office for "Western Dining".
Towards the left we have, hall/vestibule space, stairs 2 with access to the 4th floor, elevator and conference room.
FOURTH FLOOR: Hotel area: elevators,
hallway space/distribution, fire escape 1, fire esscape 2, 6 rooms (3 standard, 3 double) with full bath and dressing rooms, cleaning room and freight lift. Administrative area: hall/vestibule area, access stairs to the 5th fl., elevator, to the right, secretary's office, office of legal aid (lawyer's office), office of maintenance,safety/security and logistics, assistant management office with private bathroom , men's bathroom (1/2 bath), women's bathroom (1/2 bath); to the left are the offices for slots and casino with livingroom and bedroom.
FIFTH FLOOR: Hotel area, elevators, main hall area, fire escape 1, fire escape 2, 6 rooms (3 standard, 3 double) with full bath and dressing rooms, cleaning room and freight lift.
Administrative area: hall-vestibule, access stairs to 6th fl., elevator, to the right, secretary's office, men's bathroom (1/2), women's bathroom (1/2), meeting rooms, hallway, accounting office1, accounting office 2, human resources, Assistant management office with bedroom and bathroom, office of management. SIXTH FLOOR: Hotel area, elevators, main hall area, fire escape 1, fire escape 2, 6 rooms (3 standard, 3 double) with full bath and dressing rooms, cleaning room and freight lift. Administrative area: hall-vestibule area, access stairs to the 7th floor, elevator, to the right, office of management secretary, meeting rooms, management office with 1/2 bath, office of general management with livingroom, bedroom, full bath and sauna.
SEVENTH FLOOR: Hotel area, elevators, main hall area, fire escape 1, fire escape
 2, 5 rooms (2 standard, 3 doubles) with full bath and dressing rooms,, Suite (livingroom, bedroom with dressing room and full bath), cleaning room and freight lift. Administrative area: hall-vestibule area, to the left: boardroom with kitchenet and bathroom (sink, urinal and toilet); to the right, storage, 3/4 bathroom, 4 bedrooms and space for bedroom and bathroom.


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EIGHTH FLOOR: Hotel area, elevators, main hall area, fire escape 1, fire escape
2, 5 rooms (2 standard, 3 doubles) with full bath and dressing rooms,, Suite (livingroom, bedroom with dressing room and full bath), cleaning closet and freight lift.
NINTH FLOOR: hotel area: elevators, hallway space, fire escape 1, fire escape 2, 5 rooms (2 stands.,1double) with full bath and dressing rooms, 2 suites (livingroom, bedroom with dressing room and full bath), cleaning closet and freight lift.
TENTH FLOOR: hotel area: elevators, hallway space, fire escape
1, fire escape 2, 4 rooms (3 stands.,1double) with full bath and dressing rooms, 2 suites (livingroom, bedroom with dressing room and full bath), cleaning closet and freight lift.
ELEVENTH FLOOR: hotel area: elevators, hallway space, fire escape 1, fire escape 2, 4 rooms (3 stands.,1double) with full bath and dressing rooms, 2 suites (livingroom, bedroom with dressing room and full bath), cleaning closet and freight lift.
TWELFTH FLOOR: hotel area: elevators, hallway space, fire escape 1, fire escape 2, 6 rooms (2 stands.,4 double) with full bath and dressing rooms, 2 suites (livingroom, bedroom with dressing room and full bath), cleaning closet and freight lift.
THIRTEENTH FLOOR: hotel area: elevators, hallway space, fire escape 1, fire escape 2, "Minister's Room" (living and dining rooms, kitchenet, bedroom with full bath and dressing room), "Presidential Room" (first level: living and dining rooms, full bath, 1/2 bath, kitchen, bedroom with closet and full bath; second level: main bedroom with closet, dressing room, gym, full bath), cleaning closet, storage 1 and storage 2.
Rooftop:  bedroom, storage, elevator machine/motor room, pump and cistern rooms.
1.4   DATE OF VALUE ASSIGNMENT
June 1, 1999
1.5   REPORT OF WORK CARRIED OUT
The appraisal was carried out without delays and was authorized for an visual walk-through inspection.
1.6 REACH AND LIMITATIONS OF THE WORK
The appraisal is for the purpose of finding out its commercial value.
1.7   INSURANCE POLICIES
Unknown

II-  VERIFICATIONS CARRIED OUT.
2.1   URBAN INFRASTRUCTURE OF SURROUNDING AREAS
The surrounding area in which the property is located boasts finished works of urban infrastructure, such as asphalt roads, concrete sidewalks, city water and sewage, public electricity and garbage collection as well as phone lines. There are also other commercial properties located in the zone. The structuralization area is urban. The zoning is commercial.
2.2   BOUNDERIES AND PERIMETER MEASUREMENTS:
According to the deeds
2.3      Areas:


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BOLOGNESI 171:
Land/lot area                   300.00 M(2)             (according to deeds)
Construction area 1st floor     263.16 M(2)             (self-appraisal)
Construction area 2nd floor     263.80 M(2)             (self-appraisal)
Construction area 3rd floor     226.04 M(2)             (self-appraisal)
Construction area 4th floor     250.48 M(2)             (self-appraisal)
Construction area 5th floor     237.87 M(2)             (self-appraisal)
Construction area 6th floor     237.87 M(2)             (self-appraisal)
Construction area 7th floor     80.56 M(2)              (self-appraisal)
Construction area 7th floor-
  add on                        157.31 M(2)             (according to plans)

BOLOGNESI 191:
Land/lot area                   900.00 M(2)             (according to deeds)
Construction area basement      507.32 M(2)             (according to plans)
Construction area sub-basement  131.14 M(2)             (according to plans)
Construction area 1st floor     981.20 M(2)             (according to plans)
Construction area 2nd floor     973.06 M(2)             (according to plans)
Construction area 3rd floor     667.30 M(2)             (according to plans)
Construction area 4th-
  14th floors                   3,926.96 M(2)           (according to plans)
Add-on area of Construction
  14th fl.                      70.58 M(2)              (according to plans)

2.4  STRUCTURE:

BOLOGNESI 171
     o    Steeled concrete foundation (poured cement with steel)
     o    Steeled concrete columns, beams, stairwells
     o Steeled concrete light horizontal roofing with metal siding covered with sheets of Ethernit for 7th floor add-on
     o Walls made of brick o Finished wall and ceiling textured of cement and sand mix
     o    Imported hardware locks/knobs etc.
     o    Washable latex wall and ceiling paint; enamel paint on wrought iron.
     o    Built-in triphasic Electrical instalations
     o    Built-in drains, sanitary fixtures as well as hot/cold water systems.

    1st & 2nd Floors
      o Imported marble floors in the Snack Bar and Kitchen Snack Bar areas; ceramic (porcelainized) tiles in Reception-personnel areas; carpet in office of systems chief, switchboard; porcelainized tiles in personnel bathrooms (mens and womens); polished cement in Electrical substation.
     o    Acoustic false drop ceiling tile
     o    Porcelainized ceramic baseboards en mens and womens changing rooms.
     o    Wood moulding.



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     o    Wood doors (hollow drum)  painted "al duco"  inside;  two-sided  metal sheet doors in the electrical substation.
     o    Dome  shaped  polarized,   tempered  glass   walls/counters  in  Snack
          bar/table areas.

    3rd Floor
     o Imported carpet flooring in the private table rooms; porcelainized bathrooms
     o    Acustic false drop ceiling
     o    Ceramic porcelainized baseboards in mens and womens bathrooms
     o    Wood moulding
     o    framed hollow drum doors painted on the inside "al duco"

     4th to 7th Floors
     o    Carpeted floors in offices; bathrooms with "celima brand" fixtures
     o    Acustic false drop ceiling
     o    "Celima brand" moulding [Celima is a Peruvian fixture company]
     o    Wood moulding
     o    framed hollow drum doors painted on the inside "al duco"

THE PROPERTY ALSO BOASTS:
     o    Steeled concrete stairs finished with sand/paint
     o Bar made of wood covered in sheets of marble, upholstered in leather; above brass wine glass racks
     o    Operational elevator for 12
     o    Well, pump equipment and elevated tank

Bolognesi 191
     o    Steeled concrete foundation
     o    Steeled concrete columns, beams, stairwells
     o Steeled concrete light horizontal roofing with metal siding covered with sheets of Ethernit for 14th floor add-on
     o    Walls made of brick
     o    Finished wall and ceiling textured of cement and sand mix
     o    Imported hardware locks/knobs etc.
     o Washable latex wall and ceiling paint; enamel paint on wrought iron. o Built-in triphase Electrical instalations
     o    Built-in drains, sanitary fixtures as well as hot/cold water systems.

Basement- Sub-basement
     o Imported marble floors in vestibule area, hairdressers, pedicure areas; carpeting in the lounge area and in the lounge, hallway, massage rooms, supply room; imported floor tiles in the dressing rooms, the bath areas and service vestibule; porcelainized flooring in the steam sauna; polished cement flooring in pump room, storages, laundry and sub-basement space.


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     o    False drop-down acustic ceiling in bath and shower area
     o    Imported tile, porcelainized and "celima brand" moulding
     o    Wood moulding
     o    Paneled and decorated doors (hollow drum)
     o    Imported, glazed, white sanitary fixtures
     o    Imported faucets and spigots
     o    Bar made of exotic wood with wood table and brass wineglass rack
     o    Dry sauna of Oregon pine.


     1st-2nd Floors

     o Imported marble tiles in the front hallway of first floor and bathrooms; imported carpeting in the slots areas 1 and 2 and casino floor
     o False drop-down acustic ceiling made of exotic wood covered in goldleaf, on another level there is indirect lighting and imported crystal chandeliers in the main areas of the casino floor and slots areas 1 and 2; exotic painted wood "al duco" at various levels for indirect lighting and crystal chandeliers in lobby.
     o Imported marble veneer columns and walls in lobby and slots parlor 1 and 2; on casino floor there are imported marble, exotic wood, mirrors and walls (upholstered and covered with imported material)
     o    Marble baseboards in bathrooms.
     o    Wood moulding
     o    Imported white glazed sanitary fixtures.
     o    Imported faucets.
     o Sink counter done in custom imported marble and terracota. o Banister of bronze tubing in the casino mirador (lookout).
     o Bar made of wood covered in sheets of marble, upholstered in leather; above brass wine glass racks

     3rd Floor

     o Imported carpeting in Dining room of "Oriental Dining", conference room and private Karaoke room; Imported marble in dining room of "Oriental Dining"; porcelainized tiles in bathrooms, and "celima" fixtures in kitchens.
     o False drop-down ceiling made of exotic wood painted "al duco" at various levels for indirect lighting in the "Western Dining" area; exotic wood and mirrors, with goldleaf borders/edges at various levels for indirect lighting with imported crystal chandeliers in the main area and in the "Oriental Dining" area; acustic tiles in the conference room.


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     o    Exotic wood veneer with  upholstery  fabric in the  "Oriental  Dining"
          area and in the private Karaoke room.
     o Baseboards made of colored "mayolica" (terracota tiles) in the "Western and Oriental" areas.
     o Framed lined, paneled doors o Framed wood partitions with decorative glass in entrance to dining area.
     o    Sanitary fixtures, imported white glazed.
     o    Imported faucets
     o    Custom built sink coutertops made of imported marble and terracota.
     o    Bell extractor fans made of sheets of stainless steel.
     o    3 tub dishwashing sink of stainless steel in the dishwasher area.
     o Wooden bar covered in sheets of marble and upholstered in leather with tubed, brass wine racks overhead.


   4th -14th Floors
     o High traffic carpet in hallways and in rooms; imported marble in livingroom and bathrooms of the Presidential Suite and in the bathroom of Minister's Suite; imported tiled floors in bathrooms of the rooms.
     o Exotic wood veneer and imported wallpaper in hallways and in the open areas of the Minister's and Presidental Suites. o Wood and marble moulding o Framed lined and paneled doors.
     o    Black anonized aluminium windows with clear tempered glass in rooms.
     o    Imported door hardware
     o Imported white and colored glazed sanitary fixtures; well with hydromassage sistem in the Ministers and Presidential Suites.
     o    Imported faucets.
     o    Sinks and countertops of imported marble slabs and custom terracotta.
     o    Kitchen  pantries  made of wood  with  formica  table in  Presidential
          Suite.
     o    Wood closets with hangers/racks, drawers and room safe.
     o    Wood stairs with wood steps and banister in Presidential Suite.


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THE PROPERTY ALSO BOASTS:
     o Custom built brickwork portico with imported marble overlay in entrance ways.
     o Stained glass perimeter of double height that ends in a dome, of tempered reflecting glass on the first floor.
     o Steeled concrete staircase, overlaid in mable, with bronze tube railings/banisters, complete with imported glass appliques, in the access ways to the basement, 2nd and 3rd floors.
     o 2 fire escapes of built concrete covered in "terrazo" (sand-paint texturing), with railings and wrought iron banisters.
     o    Elevators
          a)   02 elevators, "SCHINDLER" brand, for hotel guests with 14 stops.
          b) Freight elevator "PACIFICO" brand, 14 stops for exclusive use of hotel personnel and service.
               -Steam system: 02 steam-generated boilers of 30 bhps, "FULTON" brand from the USA, with 1035 pounds per hour of steam production, and pressure up to 125 psis, fed by liquid gas (GLP). Also with condensation tanks and steam-fed piping installations, fuel and gas exhaust...electric control panel, thermal insulation, supports..etc.
               -Hot water system: 02 boilers (steam/water) made in Peru, of the vertical type, producing 1,500 ll/h of hot water, standing .9 meters X 1.8 meters tall. Built of stainless steel sheets ASTM A 283-C, 1/4 inch thickness y covered in fiberglass. 02 electric pumps, "HIDROSTAL" brand, for hot water circulation (3.4 HP 220V / 3 0/60 Hz. Electric panel, temperature accessories, feeding pipe for steam, water, drainage, electric etc..
          -Water  Treatment  System:  Twin softener with twin columns of 24" 0 X
          1.80 m high. Built out of 1/4" stainless steel sheets with soldered seams, made in Peru and equipped with automatic control valve, "ECONOMINDER" brand ( 1 1/2" 0 with resin and salt tank). Piping instalation for feeding and discharging cationic resin etc.. -Petroleum Liquid Gas System: 500 gals. GLP storage tanks, one horizontal measuring 1.04m X 1.50m cylindrical length with semispheric lids of 1/4" thickness and body of 5/16". Built out of ASTM E 24 sheets. Built within legal requirements of ASME section VIII for test pressure of 375 psi and design pressure of 250 psi, equipped with all its valves. Networks of piping for fill and return of GLP, for distribution of GLP to the restaurant areas and boiler areas. The pipes are galvanized steel, SCH 80, with pressure regulators along the different feeding points and its respective shut-off valves. Metal supports throughout all the piping network as well as being painted yellow.


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          -Sauna and Steam Chamber Systems:
               a) sauna chamber built entirely of Oregon Pine with air / heat exchange, temperature control to graduate to 70 degrees C. Thermal door with doble pane peep window and wood frame (2" X 8"), special lighting. Approximate dimensions: 2.4 ml. X
                    2.2 ml. X 2.1 ml. high. Made in Peru.
               b) Steam chamber built out of brick and covered in white"mayolica" (porcelain-like coating). With direct steam injection, with domed roof made of acrylic. Made in Peru.
               c) 02 Spanish showers. Peruvian. d) 03 general/shared showers. Peruvian.
               e) 02 pools with halogen lighting, stainless steel railing ( 2ml. x 3 ml. x 1.8 ml.)
               f)   Hot water spa up to 40 degrees C with recirculation of water and water jets....7.5 cubic meter capacity.  Covered in blue
                    "mayolica" with halogen central overhead light. Steam heating equipment of 20 Kw...including tests and installation. Peruvian.
               g) Recirculating electric water pump in Spa with filter. (Jacuzzi brand)
               h)   Electric pump for water jets (Jacuzzi brand)
               i) Electric pump for water recirculation of swimming pool with filter (Jacuzzi).
               j)   Electric panel for pump control. Peruvian.

          -Fire Alarm System
               a) 02 Electric pumps, WEG, 25 HP, 300 GPM, activated my elec. motor SIEMENS, 25 HP 220/440 V. F Class insulation, 3530 RPM with IP54 protection, feed and distribution tubing of 4" seamless steel ASTM -A- 53, from the siamese valve up to the pump room entrance; 6" for vertical mount and 4" for the connection between the elevated tank and the purge valve, 14th floor. Series # 9821452 and 9821451.
               b) 14 built-in fire boxes with two 1 1/2" valves and 100' long nylon hose, with NST washer and combo stream/fog whistle; 2 1/2" valve for exclusive use by the Fire Department. The fire box doors are made of double paned glass and their frames of galvanized steel sheets, with cover door and respective keys. Chromed siamese (twin) valve, 4" x 2 1/2 X 2 1/2" with its respective steel fireproofed hatch of 4" of 600 psi just like the fireproofed check valve.
               c)   33 extinguishers KIDDE, carbon gas, 5 lbs. USA
               d) 08 extinguishers KIDDE, pressurized water, 2.5 gallons, imported.
               e)   21 PSQ extinguishers, 12 kgs. of nominal capacity. Peruvian.


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               f)   19 PSQ extinguishers, 6 kgs. of nominal capacity. Peruvian.
               g) 02 rolling PDQ extinguishers, 25 kgs, nominal capacity. Peruvian.

          System of Constant Pressure and Variable Speed Pumps:
               a) 03 vertical, multi-step centrifuge electric pumps, inline "SALMSON", 7.5 HP motor, 220V of 60 Hz, for a waterflow of
                    1.1 to 4.2 l/sec. And an ADT of 65m. with suction and discharge, 11/2" including the following accessories:
                    01 VLT frecuency regulator
                    01 VLA 31 control
                    01 MBS 33 pressure sensor
                    01 handmeter for discharge, range from 0-100 psi.
               b) Structural steel base with suction and discharge manifold, 4", with set of 1 1/2" valves
               c) 01 control panel and pump start switch with control instruments. Series of pumps # 98040424;98040425;98040426.
               d) Soft water storage tank, ASTM 283 A steel, hot galvanized, with 3/8" sheeting. 3.2 m tall x 1.0 m in diameter, 800 gallon capacity.
               e)   Diafragm  tank,  1.2 m tall x 0.7 m in diameter to work with air pressure at 70 psi....made of 1/8" galvanized  sheeting.
                    USA.


     Cold Water System Pumps

     a) 02 electric pumps, HIDROSTAL, to pump from raised tank of the hotel with triphase electric motor, 8.6 HP, 3450 RPM, 220/60 Hz., coupled in monoblock with 2' suction and 1 1/2" discharge with electric WEG motor.
          The pumps' technical characteristics as follows:
               -4 liter/second flow, ADT of 60 meters; automatic level control, ASEVER brand and a 2" standing valve. -electrical panel, alternator, equipped with direct startes, contacts, relay switches, fuses, manual/automatic starters. Series #97120523 and 97010165.
     b) 02 electric pumps, PEDROLLO brand, to pump to raissed tank of the administrative bldg. (a 7 floor bldg.), with triphase elec. motor, 3 HP, 3450 RPM, 220/60 Hz., coupled in monoblock with 1 1/2" suction and 1 1/2" discharge, with electric motor, SIEMENS.
          The pumps' technical characteristics as follows:
               - 4 liter/second flow. 30 meters of ADT; automatic level control,
                 ASEVER brand, and 11/2" standing valve.
               - Electric  control  panel,   alternator   equiped  with  direct
                 starters, contacts, relays, fuses, selector for manual/ automatic start.


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     O    DOUBLE SUMP PUMP EQUIPMENT:
          Electric pump for sump wells 1 and 2:
          04 electric immersible pumps HIDROSTAL brand, with Microsmaster monophase control (2.7 HP, 220 volts, to discharge residual water towards the outside Sedapal drain.
          For alternate and / or simultaneous functioning of the electric pumps For a flow of 5 L/second, ADT of 9 meters, 3500 RPMs.
          With 2" suction and discharge and built-in level controls, sieries # 98010354 to 98010357.
          2 electrical control panels for the electric pumps to protect the 2.7 HP motor.
     O    HYDROPNEUMATIC SYSTEM FOR 10TH TO 13TH FLOORS:
          02 elec. pumps for pumping (HIDROSTAL) for water levels 10 - 13 with triphase elec. motor, 3.4 HP, 3450 RPM, 220/60 Hz, coupled on monoblock with suction and 11/2" discharge, with WEG elec. motor. The technical characteristics of the pump are as follow:
               -    4  L/sec.  flow,  35 meter  ADT,  automatic  level  control,
                    ASEVER.
               - Elec. control panel, alternator equiped with directo starters, contacts, relays, fuses, sector for manual or automatic start. Series # F56HJO198 and F56HJO197.
               - Hydropneumatic galvanized steel tank, 1.8m high x 0.9 m diameter, 150 gallon capacity, equiped with air charger, presostat and handmeter for pressure control.
     O    CENTRAL AIR CONDITIONING SYSTEM:
          a)   CARRIER  brand  cold  water  cooling  equipment  of  the  Chiller
               reciprocating   type,  with  air  cooler  condensator  through  6
               vents..cooling capacity- 90 ton. Elec. feed 220 v/ 3 ph 60 Hz, series #4797F10307.
          b) 25 fan coil CARRIER air conditioning units, 1,200 CFM, 240 VAC- 1 ph -60 Hz.
          c) 9 fan coil CARRIER air conditioning units, 800 CFM, 240 VAC- 1 ph -60 Hz.
          d) 4 fan coil CARRIER air conditioning units, 400 CFM, 240 VAC- 1 ph -60 Hz.
          e) 1 CARRIER air conditioning unit, 3,000 CFM, 3 HP, 240 VAC- 3 ph -60 Hz.
          f) 10 HP TACO brand electric pump and flow of 240 GPH that works with electrical feed, 220 VAC -3ph -60 Hz.
          g) Electric control panel, alternator equipped with with direct starters, contacts, relays, fuses, manual/autom. start selector switch for 10 HP pumps.
          h)   Ductwork and other annexes:

               -ductwork for feed and return,  fiberglass,  1" thick, covered in aluminium foil, in accordance with ASHRAE bylaws.
               -grates or vents, made of aluminium and painted.
               -System of cold water tubing and accessories made of SCH 40 black iron with polystyrene, 1" thickness in accordance with ASHRAE bylaws.
     O    HEATING AND AIRCONDITIONING SYSTEMS IN ROOMS:
          a) 66 split a/c and heating units, HUALING brand, with 1.22 Kw evaporator, operated with remote control, built into wall. Elec. feed 220V/ 1 /50-60 Hz. 5.9 Amps. y flow of 546 cubic meters/hr. Chinese.
          b) 03 split a/c and heating units, HUALING brand, with 1.1 Kw evaporator, operated with remote control, built into wall. Elec. feed 220V/ 1 /50-60 Hz. 5.9 Amps. y flow of 486 cubic meters/hr. Chinese.
          c) 03 split a/c and heating units, HUALING brand, with 2.2 Kw evaporator, operated with remote control, built into wall. Elec. feed 220V/ 1 /50-60 Hz. 5.9 Amps. y flow of 856 cubic meters/hr. Chinese.
     O    BASEMENT AIR EXTRACTION SYSTEM:
          a) centrifuge extractor, MAGNETEK, 6,000 CFM., aluminium, .85m. in diameter, triphase 5 HP elec. motor. Series # 9-890768.
          b) Duct of galvanized sheeting with interior insulation, 1" DUCTLINE y suction grates made of aluminium.
     O    AIR EXTRACTORS IN PUBLIC RESTROOMS AND ROOMS:
          a)   80  extractors  of  the   centrifuge   type  220  v,  1/8  HP.  o
     O    ELECTROGENIC GROUP SYSTEM:
          a)   Electrogenic Group,  CARTERPILLAR [SIC], 200 KVA, 220V/440V,  cos
               0.86 with 4 speed diesel engine, 160 HP and 1800 RPM.
          b)   Auxiliary equipment:
               -    1" acustic panels
               -    Duct for extraction of gas exhaust, 6" x 20 m.
               - Storage tank for diesel, 300 gallon capacity, vertical, 1.60m x 0.65 m x 1.2m. Made from steel sheeting ASTM-A-283 with 1/8" thickness.With connections for fill, return, ventillation, distribution and purging etc.. all with solderable couplets, steel SCH 40. Peruvian; finished off with anti-rust paint on the exterior.

FIRE ALARM SYSTEMS:

Comprised of the following equipment:
     -Contro panel, model MS920, FIRE LITE
     -Fire Announcer (keyboard) with LCD screen, model FL-LCD40, FIRE LITE -99 photoelectric smoke detectors
     -223 temperature detectors
     -35  strobe lights with sound alert
     -5   manual buttons (alarm buttons)

     -13  standard manual alarm buttons
     -81  directional monitor modules
     -Transformer 220 vac/110 vac, 150 W
     -02 batteries, 12 VDC/12AH to activate in event of electrical failure -24 bobbins, 500 type, #16 cable for fire.

O    CENTRAL TELEPHONE SYSTEM- PANASONIC
     -digital control unit
     -02  expansion units, 14 slots
     -04  line trunk cards
     -10  cards for lines of 08 ports
     -10  cards for simple annexations
     -Card for operator's console
     -Remote maintenance card
     -03  battery adapters
     -8 port, 512 mailbox voice processor
     -02  multifunction phones with screens
     -69  phones with "message awaiting" signal
     -95  regular phones
     -64 General Electric "gondola" (cradle) type phones -SISAT system of telephonic administration
     -05  fax machines for regular paper
     -Ferroresonant   voltage   stabilizor,   500  VA
     -System for grounding, electrostatic screen
     -Equipment installations in general
     -Structured cable for computer networking, annexes.

O    KITCHEN EXTRACTION SYSTEMS
     a)bell extractor for oriental cooking with stainless steel grill, 16 calibre, with 45 degree incline towards the front. 4.5m x 1m x 0.90 m.
     b)Centrifuge extractor, 7,500 CFM. Triphasic electric motor with elec. feet 220 V/ 3 /60 Hz. Extraction duct made of galvanized sheeting, 1/27" thick. (12.5m long), lighting and aluminium filters.
     c)Bell extractor for international cooking made of stainless steel sheeting, 16 calibre,with 45 deg. incline towards the front. 3.5 ml x 1 ml. x 0.70 ml. tall.
     d)Centrifuge extractor, 4,000 CFM. Triphasic elec. motor with elec. feed, 220 V/3 /60 Hz.
     e)Extraction duct made of galvanized sheeting, 1/27" thick (8.5m. long), lighting and aluminium filters.

O    TELEMUSIC SYSTEM
     AMPLIFIER MAINFRAME
     -05 amplifiers ASAJI model 1062
     -03 pedestal microphones SHURE
     -142 speakers LOWELL, 5", 15 watts, USA

O    CLOSED CIRCUIT TV SYSTEM
     -Closed  circuit  surveillance  system  for  casino  floor and slot  areas.
      Comprised of the following:
      For the casino:
     -05 monitors, PANASONIC, 27" console
     -04 monitors, PANASONIC, 14"
     -04 multiplexors, SENSORMATIC
     -45 VHS, PANASONIC for up to 6 hour recording
     -04 VHS, PANASONIC for up to 24 hr. recording
     -Multiplexor 16, SENSORMATIC.
     For the hotel:
     -05 monitors, PANASONIC, 19"
     -02 monitors, PANASONIC, 13"
     -03 Multiplexors 9, SENSORMATIC.

     -02 Multiplexors 16, SENSORMATIC.
     -furniture for the monitors
     -cabling and camera installation on ceiling of open areas throughout the casino floor and slot areas.

O        ELECTRICAL SYSTEM
          a)Cable installation, half tension 10 KV from substation.
          b)Substation:
          Arrival Cell: made up of head, inside terminal, section fuse, tripolar air power, 12 KV, operation with charge, fuses hand control and automatic,simultaneous 3 polar disconnect. Opening unipolar sections without pole-activating charge.
          Transformer Cell: Bars of electrolitic copper, bar carrying insulators, triphasic transformer, 800 KVA R?T 10 KV / 230 KV. Tpas 100% - +2.5% -+5% connection DY 5, Vcc 4.5%
          c) General Panel: equiped with interrupter Cutler Hamer. Network analizers que visulaize all electric parameters: f, V, l, Hz, KW, KVAR, KW-H, etc. en maximum and minimum values.
          Emergency   Panel:   Equiped  with   interruptors   Cutler   Hammer  -
          Westinghouse.
          Automatic Transfer: Intelligent control, Cutler-Hammer LD-65 interruptors, tension regulators, automatic battery chargers. Condenser Automatic Bank: Equiped with 10 stages of 30 Kvar, 300 Kvar, automatic regulator of reactive energy, connection 1:2, 2:2 for 12 stages. ICAR brand antiexplosion condensors.
          Distribution panels: there are a total of 50 distribution panels. 12 electric control panels, alterante equipment with direct starters, contacts, relays, fuses, and selector for auto/manual start.
          d)Installation of panels and feed cable for panels and subpanels.

O    DECORATIVE LIGHTING SYSTEM AND PUBLIC LIGHTING SIGNAGE.
     a) Decorative lighting on glass frontispice of Hotel, comprised of 365 m of linear lighting, containing protective tivolis and translucid tubing of a rectangular design...boasts a programable sequencing device from right to left, left to right and also of the entire lighting veins, constantly repeating the programming.
     b) Public signage on the exterior, 7.5 m x 1.55 m; 5.0 m x 1.70 m and 4.0 m x 1.1 m. of an attractive design and in whose construction stands out shiny gold aluminium for the upper and lower borders.
     c) Lighted decoration composed of Tivolis in sequential movement installed on the gold aluminium borders with the following texts:
          "BRUCE HOTEL", "BRUCE SLOT MACHINES" AND "BRUCE CASINO", all of which carry the Bruce logo. The background of the screen is green.

O    LAUNDRY SYSTEMS:
     a) Automatic centrifuge washer for hot/cold water with a 20 kg. dry clothes capacity, with a 420 RPM speed in centrifugal extraction. Uses current:220 V/3 /60 Hz. Chinese.
     b) Dryer with a 18 to 20 kg. capacity per load. Steam heating with an interchange of 3.8 BHP/hour. With manual time and temperature control. Takes 220/3/60 current. Chinese.
     c) Flat ironing calender with a 64 to 96 lbs. capacity of dry clothes/hour. Uses steam heating with stainless steel cylinders...110" long x 121" wide. uses 220 V/3/60 Hz. Chinese.
     d) Universal press with steam iron, specially used for ironing with water, with a production capacity of 30 to 40 pieces/hour. Steam heat and compressed air and water feed. Chinese.
     e) Dry cleaning machine, automatic, capacity up to 18 kg. of dry clothes. With solvent-recovering steel filter, with refrigeration unit and heat recycling. 3 solvent tanks, high capacity distillers, water separators. Control for low cooling water level. With safety tray for the recovery of solvent for steam heat. Uses 220V/3/60 Hz. Chinese.
     f) Manequin for dry cleaning. Allows for ironing of sportscoats, uniforms, jackets etc. Reciprocating air compressor (2 stages), 5 HP, 1715 RPM and a capacity to 175 cubic feet/minute. Vertical tank, 60 gallon capacity, elec. feed, 220V/3/60 Hz. Chinese.
     g) Reciprocating air compressor in two stages, 5 HP motor, 1715 RPM cap. to 175 psig, 15 cubic feet/minute. With vertical tank, cap. 60 gallons, elec. feed 220V/3/60 Hz. INGERSOLL RAND, USA.

O    KITCHEN AND RESTAURANT EQUIPMENT
     For international cooking:
     a) 02 vertical refrigerated food storage units, TRUE brand, 12 cu.ft., with 1/3 HP compressor, elec. feed 220V/60 Hz. Stainless steel. Series #11997927-11997928.
     b)   Coffee urn, AMERICAN brand, elec. 110/220 V. 3 gal. capacity.
     c) 3-speed Dough mixer, UNIVEX, 0.5 HP motor 208/230 V 60 Hz, mixing bowl and stainless steel blades/wands. Flat white pedestal. 240 v/60 Hz. Series # M000117.
     d) Ice maker, SCOTSMAN, stainless steel, with HP motor [SIC]. Elec. feed 110/220 V can produce 1,000 cubes per hour. Series # 121671-12B.
     e) Electric Toaster, TOASTMASTER, 2.1 Kw, elec. feed 220 V, 8.8 Amp. 60 Hz. Series # 013410398.
     f) Convection oven, IMPERIAL, with fan motor, .88 KW and GLP consumption of 70,000 BTU/hour. Elec. feed 110V, 8 amps, 60 Hz. Stainless steel, 120V/60 Hz. Series # 07144198.
     g) Bain Marie Equipment, HACO, stainless, elec. 240 V/60 Hz and 450 watts. Siries # 8544499807.
     h) Dish washer, CMA/DISHMACHINE, with wash production of 800 plates/hr., stainless, cold and hot water feeds, 110 v. Series 129343.
     i) 02 garbage disposals, WATE KING with elec. motor, 0.5 HP, 110/220 V/3/6o Hz. Series # 98-03-00180-3.
     j) Gas operated French fryer IMPERIAL, 110,000 BTU/hr. with 2 compartment wells and baskets, all in stainless steel.
     k)   Frier/Grill,  peruvian  brand NOVA GAS, 1.2 m wide X .45 m. deep x 1.2
          m. tall.
     l) Stove with 6 burners, IMPERIAL, with built-in oven, with LP (liquid propane gas)
     m)   02 Expresso coffee makers, GRINDMASTER.
     n) Hot water urn, TENGFEL, stainless, elec. 220V/60 Hz. from 3 and 0.4 kw. with 10 liter capacity.
     o) Carpet shampooer, ELECTROLUX, 2,000 watts, 220V/60 Hz., blue. Series #970491974.
     p) 02 vertical refrigerators, TRUE brand, 13 cubic ft. cap. 1,058 watts..220V/60 Hz. Series # 11806281.
     From the "Oriental Cooking" Kitchen:
     a) 4 burner stove with ovenproofing and water feed, dual LPG (liq. propane gas) fuel/oil, between 25-30 psi (half pressure) fuel work pressure. 200,000 BTU/hr.
     b) 2 burner stoves with ovenproofing and feed, water, fuel, dual LPG (liq. propane gas) for pressure fuel work between 25-30 psi (half pressure), 100 BTU/hr.
     c)   Food storage unit, stainless, 1.8 ml. x 1.6 ml. x .07 ml.

     d) Industrial stove, NOVA GAS, porcelainized iron, 3 ovens that work with LPG, Peruvian.
     e) Food storage unit, TRUE, vertical with glass doors, 12 cubic ft. cap., 110 V. with compressor (1/3 HP).
     f) Electric deli meat slicer, OMAS brand, 130/270 watts, 220 V, series # A3506
     g) Microwave, WHIRPOOL [SIC], 1 cu. ft. white, series # 429711-000958. 220 v/60 Hz.
     h) Horizontal food storage unit, DUREX, 12 cu. ft, 220 V/60 Hz. Cream color. Series # FJ-47526.
     i) Freezer, DAHAI brand, stainless, 0.9 Kw. 220V/60 Hz. 1.80 m. x 0.85 m x 2.02 m high.
     From Other Hotel Areas:
     a) 2 horizontal refrigerators, TRUE, 12 cu. ft, elec. 220V/60 Hz, white. 1058 watts., series # 11806281, 11806280.
          b) Microwave, DAEWOO, 1 cu.ft., white, series # KJXEA0436, 220v/60 Hz, 0.9 Kw.
          c) 02 Expresso coffee makers., ESPRESSIMO brand, 1,700 watts, 120V/60 Hz, series #312634TF, 312636TF.
          d) Expresso coffee maker AMERICAN METAL WARE, 7.5/5.5 Kw, 120 V/60 Hz, 29/25 amp. series # 103488.

O    CLEANING EQUIPMENT
     a) 05 vacuum cleaners, LUX PROFESIONAL, 1,100/1,200 watts, 220V/50-60 Hz. Series,# 80400076, 80400073,8040077,8040091
     b) Carpet dryer, ELECTROLUX, series# 952301143. Monophase 220V/60 Hz. 1.8 amps.
     c)Floor polishing machines, LUX PROFESIONAL, white and red, elec. 220V/60 Hz. monophase, series# 970692682.
     d)Electric hand dryers, GLOBAL DRYER in public bathrooms,, 220V/60 Hz. 0 amp. white, for wall mount.

2.5  AGE AND STATE OF CONSERVATION:
     The buildings with street number assignments of 171 and 191 have recently been remodeled, and of which, the appraiser estimates an age of 2 years; finding them in a very good state of conservation.
2.6  DEPRECIATION:
     In compliance with the (Peruvian Tax Code) Reglamento General de Tasaciones del Peru, tabla numero 2.4.03 (Edificios), there is a 0.00% corresponding depreciation, the adjustment factor being 1.00 for the unit value of the building.
2.7  REGISTRATION:
     The buildings in question, Edificio Bolognesi 171, according to the Public Record in presence of the Notary Public, Oscar Leyton Zarate, dated November 26, 1996, belong to BRUCE GRUPO DIVERSION S.A. - BRUGRUDIV S.A.; and whose domain is duely registered in File number 1646871 (Ficha numero 164871, Asiento 1-c) of the Public Buildings Registry of Lima.

     The building known as Edificio Bolognesi 191, according to the Public Record in the presence of Notary Public, Fidel D'jalma Torres Zevallos, dated August 7, 1996, belongs to BRUCE GRUPO DIVERSION S.A. - BRUGRUDIV S.A.; and whose domain is duely registered in File numbers 1119538 to 1119540; 1119553 to 1119563;1119546 to 1119552; 1119882, 1119542, 1119564
     to 1119566,  1119595 to 111602,  1119591 to 1119594;  1119543,  1119544 and
     1119603 of the Public Buildings Registry of Lima.
2.8  BACKTAXES:
     None known.
2.9  LEANS:
     None known.

III. APPLIED METHODOLOGY
3.1  BASIS FOR ITS DEVELOPMENT
     A field visit as well as a property inspection visit, took place around the property area in order to determine the commercial purchase and sale price of properties with similar characteristics.
3.2  DESCRIPTION OF METHODOLOGY USED
     The appraisal was carried out in accordance with that stipulated in the by-laws of the R.G.T. R.M. number 370-85-VC-9300, applying the direct appraisal method.
3.3  INVESTIGATION OF COMMERCIAL VALUE OF REFERENCE PROPERTIES


LOCATION                       DISTANCE TO            UNIT PRICE               REFERENCE
                               PROPERTY
Jiron Bolognesi Cdra*. 1        - meters             US $ 1500/m(2)             Database
Jiron Berlin Cdra*. 5-6         - meters             US $ 1200/m(2)             CTTP
Av. Pardo 6-7                  50.0 meters           US $ 1800/ m(2)            Houses & lots

*cuadra=block


CONCLUSION
It is noted that the market tendency to date for the location and type of property demands a higher price; the surroundings are adequate to date for high sectors. The appraisal of lots, considering that many potential buyers have not expressed interest as of yet, allows us to reasonably determine the price at US $ 1,500.00/ m(2) for said property.
3.4  ANALISIS OF THE BEST AND MOST INTENSE USE OF THE PROPERTY
As a casino-hotel.
3.5  SUPPORT
The analysis that was carried out on the property in question leads us to indicate that the referenced appreciations are the most reasonable for determining its value.

IV.  CALCULATIONS MADE

4.1  Repositioning Value of the Property (VR)
     a. Lot Value (VT)
     From the analysis of commercial value for the building market, in terms of purchase and sale of properties that are similar in question of location and urban surroundings, we deem the commercial unit value to be US $ 1,500 / m(2); therefore:
      Edificio Bolognesi 171:
      VT a =  300.00 m(2)  x        US $ 1,500/ m(2)
      VT a =  US $ 450,000

      Edificio Bolognesi 191:
      VT b =  900.00 m(2)  x        US $ 1,500/ m(2)
      VT b =  US $ 1,350,000
      b.  Construction Value (VE)
      According to the characteristics described in the property, and referring to current building costs; we consider the following as the commercial unit value:

      VE = Area of construction X Depreciated Commercial Unit Value EDIFICIO BOLOGNESI 171 (VE a) 1st floor:
      VE1       =        300.00 m(2)               x        US $  1,400 / m(2)
      VE1       =        US $ 420,000
      2nd floor:
      VE2       =        263.80 m(2)               x        US $ 1,100 / m(2)
      VE2       =        US $ 290,180
      3rd floor:
      VE3       =        226.04 m(2)               x        US $ 1,500 / m(2)
      VE3       =        US $ 339,060
      4th - 6th floors:
      VE4       =        726.22 m(2)               x        US $ 800 / m(2)
      VE4       =        US $ 580,976
      7th floor:
      VE5       =        80.26 m(2)                x        US $ 450 / m(2)
      VE5       =        US $ 36,117
      7th floor addition:
      VE6       =        157.31 m(2)               x        US $ 280 / m(2)
      VE6       =        US S$ 44,046.80

      Edificio Bolognesi 171:
      VE a        = VE1    +  VE2     +  VE3  +  VE4  +  VE5  +  VE6
      VE a        = US $ 1,710,379.80

      EDIFICIO BOLOGNESI 191 (VE b)
      Basement - Sub-Basement:
      VE1       =        638.46 m(2)               x        US $ 605 / m(2)
      VE1       =        386,268.30
      1st Floor:
      VE2       =        981.20 m(2)               x        US $ 1,800 / m(2)
      VE2       =        US $ 1,766,160
      2nd floor:
      VE3       =        973.06   m(2)             x        US $ 1,800 / m(2)
      VE3       =        US $ 1,751,508
      3rd floor:
      VE4       =        667.30 m(2)               x        US $ 1,600 / m(2)
      VE4       =        US $ 1,067,680
      4th-14th floors:
      VE5       =        3,926.96 m(2)             x        US $ 1,500 / m(2)
      VE5       =        US $ 5,890,440
      14th floor addition:
      VE6       =        70.58    m(2)             x        US $ 429 / m(2)
      VE6       +        US $ 30,278.82

      Edificio Bolognesi 191:
      VE b      =        VE1  +  VE2      +  VE3  +  VE4  +  VE5  + VE6
      VE b      =        US $ 10,892,335.12


      d- Value of Complementary Property Construction (VOC):
      Edificio Bolognesi 171 (VOC a):
      Cistern and raised tank:
      VOC1 = Estimate
      VOC1 = US $ 6,000
      Elevator:
      VOC2 = Estimate
      VOC2 = US $ 51, 430
      Curved Screen/partition double height on 1st floor:
      VOC3 = Estimate
      VOC3 = US $ 225,000

      VOC a = VOC1 + VOC2 + VOC3
      VOC a = US $ 6,000 + US $ 51,430 + US $ 225,000 VOC a = US $ 282,430

      Edificio Bolognesi 191 (VOCb):
      Double height partition on 1st floor:
      VOC1 = Estimate
      VOC1 = US $ 1,275,000
      2 Elevators:
      VOC2 = Estimate
      VOC2 = US $ 117,000
      Freight Elevator/lift:
      VOC3 = Estimate
      VOC3 = US $ 158,000
      Electrical Installation:
      VOC4 = 630.00 Kw. x US $ 150 / Kw.
      VOC4 = US $ 94,500 Steam System:
      VOC5 = Estimate
      VOC5 = US $S 127,775
      Hot Water System:
      VOC6 = Estimate
      VOC6 = US $ 54,539
      Water Treatment System:
      VOC7 = Estimate
      VOC7 = US $ 26, 050
      Liquid Gas System:
      VOC8 = Estimate
      VOC8 = US S$ 30,148
      Sauna and Steam Chamber System:
      VOC9 = Estimate
      VOC9 = US $ 33,320
      Fire Prevention System:
      VOC10 = Estimate
      VOC10 = US $ 49,400
      System of Pressure and Variable Speed Pumps:
      VOC11 = Estimate
      VOC11 = US $50,950
      Cold Water Pump System:
      VOC12 = Estimate
      VOC12 = US $ 10,106
      Double Sump Pump Equipment:
      VOC13 = Estimate
      VOC13 = US $ 5,790
      Hydropneumatic System:
      VOC14 = Estimate

      VOC14 = US $ 5,074
      Central Air System:
      VOC15 = Estimate
      VOC15 = US $ 203,591
      Room Air Conditioning and Heating Systems:
      VOC16 = Estimate
      VOC16 = US $ 73, 380
      Basement Air Extraction System:
      VOC17 = Estimate
      VOC17 = US $ 12, 382
      Air Extractors for Public Bathrooms and Rooms:
      VOC18 = Estimate
      VOC18 = US $6, 400
      Electrogenic Group System:
      VOC19 = Estimate
      VOC19 = US $ 35, 235
      Fire Alarm System:
      VOC20 = Estimate
      VOC20 = US $53, 100
      Central Telephone System:
      VOC21 = Estimate
      VOC21 = US $106,000
      Kitchen Extraction Systems:
      VOC22 = Estimate
      VOC22 = US $13,186
      Telemusic System:
      VOC23 = Estimate
      VOC23 = US $19,144 [error in labling this item. NOT VOC23 and VOC24 per original document). From this point on, the original subnumbers will be off by one. Closed Circuit TV - CCTV:
      VOC24 = Estimate
      VOC24 = US $ 476, 407
      Electrical System:
      VOC25 = Estimate

      VOC25 = US $ 274, 611
      Decorative Lighting system and Public lighting Signage:
      VOC26 = Estimate
      VOC26= Us $ 124,343
      Laundry System:
      VOC27 = Estimate
      VOC27 = US $ 206,958
      Kitchen and Restaurant Equipment:
      VOC28 = Estimate

      VOC28 = US $ 78,969
      Cleaning Equipment:
      VOC29 = Estimate
      VOC29 = US $ 4,085

      VOC b = VOC1 .......... + VOC29 (Original in Spanish says "VOC30" due to misnumbering) VOC b = US $ 4, 574, 592

      c- Value of Property Repositioning (VR):

      Edificio Bolognesi 171:
      VRa       =        VTa              +        VEa              +        VOCa
      VRa       =    US $ 450,000         +   US $ 1,710,379.80          US $ 282, 430
      VRa       =    US $ 2,442,809.80

      Edificio Bolognesi 191:
      VRb       =       VTb               +        VEb               +       VOCb
      VRb       =    US $ 1,350,000       +    US $ 10,892,335,12    +       US $ 4, 574, 592
      VRb       =    US $ 16, 816, 927.12


4.2  COMMERCIAL PROPERTY VALUE (VC)

In accordance to the price study of the surroundings, the appraiser considers that the value of calculated repositioning adequately reflects the commercial market value to date that said property has; therefore:

Edificio Bolognesi 171
VCa = US $ 2,442,810
(Two Million Four Hundred Forty Two Thousand Eight Hundred Ten US Dollars) US $ 1.00 = S/. 3.38 (soles)

Edificio Bolognesi 191
VCb = US $ 16, 816, 927
(Sixteen million, Eight Hundred Sixteen Thousand Nine Hundred Twenty Seven US Dollars)
US $ 1.00 = S/. 3.38  (soles)


VC = VCa                     +               VCb
VC =  US $ 2,442,810         +         US $ 16, 816, 927
VC =  US $ 19,259,737
(Nineteen Million, Two Hundred Fifty Nine Thousand Seven Hundred Thirty Seven US Dollars) US $ 1.00 = S/. 3.38 (soles)

V.   -  INTEGRAL OPINION OF THE EVALUATING APPRAISER
5.1. - The appraisal has taken place with independence of criteria, applying current norms.
5.2.- Life Term of the Appraisal: Unless market value conditions or unforeseen circumstances vary, the appraisal will be in effect for 180 days.
5.3.- Recommendations: Maintain proper upkeep of property so as it stays in very good condition.

VI. SUPPORTING DOCUMENTATION
The minimum amount of legal documentation was needed.
The information on pricing was gathered in the field as well as from Specialized Journals, and was cross checked with our databases.
We availed ourselves to the information contained in the journal "1/2 de Construccion", CTTP data bases, and articles from the daily journal `El Comercio" on the evolution of the building property market.


Lima, June 1, 2004


                                          [Illegible signature]
                                          Arquitect Ysabel Solis Padilla
                                          CAP 3689
                                          REPEV # 176
                                          Registered Appraiser in the S.B. y S
                                          Current Term Valid








                       Photograph of property in question

                     OUTSIDE VIEW - CASINO BUILDING - HOTEL